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                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 14, 2003, in Post-Effective Amendment No. 3 to the Registration Statement (Form S-1, No. 333-45862) and the related Prospectus of John Hancock Life Insurance Company related to the Revolution FX product.


                                                /s/ ERNST & YOUNG LLP

Boston, Massachusetts
April 25, 2003